Summary Prospectus dated February 1, 2017

as revised December 11, 2017

Calvert Global Water Fund

Class /Ticker     A / CFWAX      C / CFWCX      I / CFWIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to track the performance of the Calvert Global Water Research Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 44 of the Fund’s Prospectus, and under “Method of Distribution” on page 39 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.37%	0.34%	0.62%
Total annual fund operating expenses	1.47%	2.19%	1.47%
Less fee waiver and/or expense reimbursement(4)	(0.19)%	(0.16)%	(0.54)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	0.93%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C and 0.93% for Class I. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$599	$900	$1,222	$2,133	$599	$900	$1,222	$2,133
Class C shares	$306	$670	$1,160	$2,511	$206	$670	$1,160	$2,511
Class I shares	$9,489	$41,175	$75,138	$171,107	$9,489	$41,175	$75,138	$171,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Water Research Index (the “Index”). The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector and normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) provide clean drinkable water or wastewater management, (ii) manufacture products, such as pumps, pipes and valves, and provide services that help to cultivate clean water infrastructure systems, (iii) manufacture products or provide services related to the construction, planning, design, or engineering of infrastructure that improves water efficiency and/or delivery, (iv) develop, manufacture, distribute and/or install equipment or technologies for the treatment, separation and purification of water, including membranes, ultra-violet, desalination, filtration, ion exchange, and biological treatment, (v) offer technologies that promote water conservation and the efficient use of water, such as metering or recycling, (vi) are leaders in water efficiency or water re-use in high-intensity water industries, or (vii) provide innovative solutions to global water challenges.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water-related sector are at a relatively early stage of development. Up to 4% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global water challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Water Research Index. The Calvert Global Water Research Index is a proprietary index that is owned by CRM. It is composed of companies that manage water use in a sustainable manner and are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in water-related business activities that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in a water-related business activity if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors (“Water Utilities”), the water infrastructure sector (“Water Infrastructure Providers”), or water treatment or water technology sectors (“Water Technology Providers”), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries (“Water Use Leaders”), or (iii) it provides solutions that address global water challenges, as outlined by the United Nations Sustainability Development Goals (“Water Innovators”). Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of

Calvert Global Water Fund	2	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

$200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Water Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Water Utilities, Water Infrastructure Providers, and Water Technology Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Water Use Leaders and Water Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the water sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from water-related products, services or technologies or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Water Sector Risk. Stocks that comprise the water-related sector may fall in value.

Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Calvert Global Water Fund	3	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Global Water Fund	4	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Portfolio’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2008 to December 31, 2016, the highest quarterly total return for Class A was 25.55% for the quarter ended June 30, 2009 and the lowest quarterly return was -15.39% for the quarter ended September 30, 2011.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	8.59%	8.32%	5.64%
Class A Return After Taxes on Distributions	8.59%	6.91%	4.42%
Class A Return After taxes on Distributions and Sale of Class A Shares	4.86%	6.05%	4.13%
Class C Return Before Taxes	12.15%	8.51%	5.35%
Class I Return Before Taxes	14.43%	9.70%	6.46%
Calvert Global Water Research Spliced Benchmark	18.94%	13.17%	8.85%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	18.61%	13.09%	8.27%
MSCI All Country World Index (reflects net dividends, which reflects the deduction of withholding taxes)	7.86%	9.35%	6.69%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective April 11, 2016, the Fund changed its Investment Objective and Principal Investment Strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Class A, Class C and Class I commenced operations on September 30, 2008. The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to May 31, 2016, and the Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index incepted on February 5, 2016. Its cumulative total return from inception through December 31, 2016 was 22.81%. (Source for the MSCI All Country World Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Global Water Fund	5	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since April 2016.

Jade Huang, Vice President of CRM, has managed the Fund since April 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Calvert Global Water Fund	6	Summary Prospectus dated February 1, 2017 as revised December 11, 2017